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Exhibit 99.1

Certification of Chief Executive Officer
pursuant to 18 U.S.C. § 1350 adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

I, James R. Zarley, Chief Executive Officer of ValueClick, Inc. (the "Company"), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

  1.
  the Report of the Company on Form 10-Q for the quarterly period ending September 30, 2002, as filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2002	/s/ JAMES R. ZARLEY James R. Zarley Chief Executive Officer, President and Chairman of the Board of ValueClick, Inc.

Certification of Chief Financial Officer
pursuant to 18 U.S.C. § 1350 adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

I, Samuel J. Paisley, Chief Financial Officer of ValueClick, Inc. (the "Company"), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

  1.
  the Report of the Company on Form 10-Q for the quarterly period ending September 30, 2002, as filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2002	/s/ SAMUEL J. PAISLEY Samuel J. Paisley Chief Financial Officer and Chief Operating Officer of Media ValueClick, Inc.

These certifications accompany the Report pursuant to §906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of §18 of the Securities Exchange Act of 1934, as amended.

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  Exhibit 99.1